SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 13, 2002

                          IKON Office Solutions, Inc.
             (Exact name of registrant as specified in its charter)




      OHIO                       File No. 1-5964                 23-0334400
  --------------                ------------------            ---------------
  (State or other               (Commission File              (IRS Employer
  jurisdiction of               Number)                       Identification
  incorporation)                                              Number)


           P.O. Box 834, Valley Forge, Pennsylvania      19482
         -------------------------------------------- -----------


       Registrant's telephone number, including area code: (610) 296-8000
                                                           --------------



                                 Not Applicable
        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.
         ------------

On March 13, 2002, the Registrant issued a press release regarding the initiation of a transition plan to new leadership.



c.   The following exhibits are furnished in accordance with the provisions of
     Item 601 of Regulation S-K:

(99.1)    Press Release dated March 13, 2002.
(99.2)    James J. Forese's Amended Employment Agreement dated March 13, 2002.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         IKON OFFICE SOLUTIONS, INC.




                                         By:  /s/ WILLIAM S. URKIEL
                                              ------------------------------
                                                  William S. Urkiel
                                                  Senior Vice President and
                                                  Chief Financial Officer



Dated:  March 14, 2002